SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  April 9, 2001




                           OTTER TAIL CORPORATION
           (Exact name of registrant as specified in its charter)


     Minnesota                     0-00368               41-0462685
(State or other jurisdiction     (Commission          (I.R.S. Employer
 of incorporation)               File Number)         Identification No.)


215 South Cascade Street, P.O. Box 496, Fergus Falls, MN     56538-0496
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (218) 739-8200


                          Otter Tail Power Company
       (Former name or former address, if changed since last report.)



Item 5.     OTHER EVENTS

     On April 9, 2001, the shareholders of the Company approved an amendment to the Company's Restated Articles of Incorporation, changing the corporate name from "Otter Tail Power Company" to "Otter Tail
Corporation."

     The new corporate name will better reflect the diversified scope of the Company's business. The name Otter Tail Power Company will continue to be used in connection with the Company's electric business.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

    (c)   EXHIBITS

     3    Restated Articles of Incorporation, as amended.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                OTTER TAIL CORPORATION
Date:  April 9, 2001

                                            By  /s/George  A.  Koeck
                                                ------------------------
                                                   George A. Koeck
                                                   Corporate Secretary
                                                   and General Counsel


                             EXHIBIT INDEX


Exhibit    Description of Exhibit
-------    ----------------------

   3       Restated Articles of Incorporation, as amended.